UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________

FORM 8-K
________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 8, 2020 (May 5, 2020)

CUMBERLAND PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Tennessee	001-33637	62-1765329
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 West End Avenue, Suite 950, Nashville, Tennessee 37203
(Address of principal executive offices) (Zip Code)

(615) 255-0068
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol	Name of exchanged on which registered
Common stock, no par value	CPIX	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described below in Item 5.07, on May 5, 2020, at the annual meeting of shareholders of Cumberland Pharmaceuticals Inc. (the “Company”), the shareholders of the Company approved the amendment to the Amended and Restated 2007 Long-Term Incentive Compensation Plan. Additionally, the shareholders of the Company approved the amendment to the Amended and Restated 2007 Directors’ Incentive Compensation Plan.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 5, 2020, the annual meeting of shareholders of the Company was held in Nashville, Tennessee. The following matters were voted upon and approved by the Company's shareholders:
(1) the election of three (3) Class I Directors and one (1) Class II Director to the Board of Directors;
(2) the advisory vote on executive compensation;
(3) the advisory vote regarding the frequency of future advisory votes on executive compensation;
(4) the approval of an amendment to the Amended and Restated 2007 Long-Term Incentive Compensation Plan extending such plan through April 21, 2026; and
(5) the approval of an amendment to the Amended and Restated 2007 Directors' Incentive Compensation Plan extending such plan through April 21, 2026.
The voting results were as follows:

	For	Against	Withheld	Abstentions	% of Votes in Favor
Joey A. Jacobs	9,869,748	—	558,831	—	94.6%
Caroline R. Young	9,720,608	—	707,971	—	93.2%
Kenneth J. Krogulski	10,108,895	—	319,684	—	96.9%
Jonathan I. Griggs	9,327,982	—	1,100,597	—	89.4%
Advisory vote on executive compensation	9,245,581	1,158,564	—	24,434	88.7%
Amended and Restated 2007 Long Term Incentive Plan amendment	7,933,876	2,480,537	—	14,166	76.1%
Amended and Restated 2007 Directors' Incentive Plan amendment	7,950,471	2,463,942	—	14,166	76.2%

	Every Three Years	Every Two Years	Every Year	Abstentions	% of Votes in Favor
Advisory vote on the frequency of future executive compensation votes	8,893,316	54,704	1,408,070	72,489	85.3%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cumberland Pharmaceuticals Inc.

Dated: May 8, 2020	By:	/s/ Michael Bonner
Michael Bonner
Chief Financial Officer